UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22605

Capital Group Emerging Markets Total Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Courtney R. Taylor

Capital Group Emerging Markets Total Opportunities Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Emerging Markets Total Opportunities FundSM Annual report for the year ended October 31, 2016

Capital Group Emerging Markets Total Opportunities Fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging markets equities.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 266-9532.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2016 (the most recent calendar quarter-end):

		Lifetime
	1 year	(since 1/27/12)

Average annual total returns	10.00%	0.30%

The total annual fund net operating expense ratio is 1.15% as of the most recent fiscal year-end, and as reflected in the prospectus dated January 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

This report is for the information of shareholders of Capital Group Emerging Markets Total Opportunities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully read and consider the investment objectives, guidelines, risks, fees and expenses associated with Capital Group Emerging Markets Total Opportunities Fund (CGETOP) prior to investing. This and other important information is contained in CGETOP’s prospectus, which can be obtained from your relationship manager.

Investing in emerging markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund prospectus. Investments in emerging markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in emerging markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Contents

1	Letter to investors
2	20 largest holdings
3	15 largest country positions
5	The value of a $25,000 investment
6	Investment portfolio
18	Financial statements
30	Expense example
31	Board of trustees and other officers

Fellow investors:

We’re pleased to present this annual report for Capital Group Emerging Markets Total Opportunities Fund (CGETOP) for the 12-month period ended October 31, 2016. The fund invests in the full spectrum of emerging markets debt and equity securities while seeking to limit the volatility typically associated with investments in the developing world.

The fund delivered solid returns with lower volatility than the MSCI Emerging Markets Investable Markets Index (MSCI EM IMI). For the 12-month period, the fund advanced 6.55%, while the MSCI EM IMI rose 8.63%.The fund’s realized volatility was 9.45%, compared to 16.30% for the MSCI EM IMI.

Emerging markets equities roared back to life in 2016 after several years of disappointing returns. For calendar year 2016 through October, emerging markets equity returns were the best among major global equity indices. Results for the third quarter of 2016 were particularly robust, as emerging markets notched their strongest quarterly gains since early 2012. The rally was supported by the stabilization of commodity prices, the rebound of emerging markets currencies and continued monetary policy accommodation by central banks.

In fixed income markets, emerging markets bonds posted stellar returns, outpacing equities. In a low interest rate environment, the relatively high yields of emerging markets bonds were seen as attractive. U.S. dollar–denominated debt posted solid results as the J.P. Morgan Emerging Markets Bond Index (EMBI) Global increased 11.59%. Local currency sovereign bonds were also up soundly, with the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified advancing 11.04% as most emerging markets currencies strengthened against the U.S. dollar.

Results at a glance

For periods ended October 31, 2016, with distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund	6.55%	0.33%
MSCI Emerging Markets IMI[2]	8.63	0.40
J.P. Morgan GBI-EM Global Diversified[2]	11.04	–1.67
J.P. Morgan EMBI Global[2]	11.59	6.02
Emerging markets blended market universe[2,3]	10.18	1.39

Realized daily volatility

Annualized standard deviation of daily returns, for periods ended October 31, 20164

	1 year	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund	9.45%	8.46%
MSCI Emerging Markets IMI[2]	16.30	14.00

[1]	Since 1/27/12.
[2]	The market indexes are unmanaged and, therefore, have no expenses.
[3]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global, and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25% and 25%, respectively. This assumes the blend is rebalanced monthly.
[4]	Realized daily volatility is calculated using annualized standard deviation based on a 252-day factor, and is a measure of how returns over time have varied from the mean. A lower number signifies lower volatility.

Unless otherwise indicated, equity returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

Capital Group Emerging Markets Total Opportunities Fund	1

20 largest holdings

Percent of net assets as of 10/31/16
Argentina government bonds	6.1%
India government bonds	5.3
Mexico government bonds	3.9
Brazil government bonds	3.5
Brazil government inflation-linked bonds	3.2
Russia federal bonds	2.8
Taiwan Semiconductor Manufacturing	2.2
Indonesia government bonds	1.9
Petróleos Mexicanos	1.9
South Africa government bonds	1.9
Colombia government bonds	1.5
YPF	1.4
Wynn Macau	1.3
Bharti Airtel	1.2
Sands China	1.2
Petrobras Global Finance	1.2
Minth Group	1.1
Shanghai Fosun Pharmaceutical	1.1
AES Corp.	1.1
United States Treasury note	1.1
44.9%

In a period that produced competitive returns across all types of emerging markets investments in various regions, the fund’s flexible mandate allowed it to tap into these diverse opportunities. However, efforts to moderate volatility restrained results.

Market review

Although returns across emerging markets assets were strong, differences across countries were wide. Chinese equities posted only a slight gain for the fiscal year, with the MSCI China IMI up 1.09%. A positive return was achieved thanks to a rally in the third quarter of 2016, when China led returns for major developing countries. Sectors with the best returns included technology companies and auto and component manufacturers. Government leaders continued their efforts to support growth, including cutting interest rates, lowering taxes on home and car purchases and reducing the amount of cash banks must hold as reserves. However, uneasiness resurfaced over how much stimulus the government would continue to provide, along with concerns about the amount of debt on corporate balance sheets.

The MSCI India IMI advanced 5.99%. Gains were fueled by stronger-than-expected economic growth early in 2016, central bank interest rate cuts, and a key legislative victory for Prime Minister Narendra Modi, as India’s parliament approved a goods and services tax designed to make it easier to conduct business throughout the country.

Brazilian stocks led all emerging markets. The MSCI Brazil IMI soared 70.62% on fresh hopes for political change as well as a recovery in commodity prices. As President Dilma Rousseff was suspended from office and ultimately impeached for violating budgetary rules, the interim government under Vice President Michel Temer raised hopes for reform. Temer, who assumed the presidency in September, has championed fiscal responsibility and a change in direction following corruption scandals and severe recession. The country still faces hurdles including a contracting economy, and extremely high interest rates, both nominal and real.

Bonds in Argentina gained, as it appeared that the country hit an inflection point. The new government of President Mauricio Macri is pursuing constructive policies in order to rehabilitate the country’s economy. The former mayor of Buenos Aires is more business-friendly than his predecessor, and his fiscal prudence has been well received. Argentina struck a settlement with holders of Argentina’s defaulted debt and has regained unfettered access to the bond markets with a US$16.5 billion issue this year.

Portfolio review

Our strategy takes a highly selective approach that is diversified across more than 40 countries with key positions in China/Hong Kong, India, Mexico, Brazil and Argentina. At the close of the fiscal year-end, the fund’s portfolio had a slight allocation tilt toward bonds, with a healthy allocation to cash. Using a bottom-up approach and fundamental company-by-company research, security selection in pursuit of the fund’s objective drives the asset mix.

The fund’s fixed income holdings were helpful, particularly sovereign government bonds. Given the promise of a turnaround in Brazil, top contributors included Brazilian local currency sovereign bonds and government inflation-linked bonds, both of which were among the fund’s largest holdings. Local currency sovereign bonds issued by India, Colombia and Indonesia were additive. Also beneficial were

2	Capital Group Emerging Markets Total Opportunities Fund

Asset mix (percent of net assets)	as of October 31, 2016

Top 5 equity sectors	percent of net assets
Consumer discretionary	7.8%
Information technology	7.5
Industrials	4.9
Financials	4.6
Consumer staples	3.4

15 largest country positions

	Percent of net assets as of 10/31/16
	Equity	Bond, notes & other
	securities	debt instruments	Total
Mexico	2.3%	8.1%	10.4%
India	4.8	5.3	10.1
Brazil	1.0	8.5	9.5
China (including Hong Kong)	9.1	.3	9.4
Argentina	.3	7.4	7.7
United States of America*	2.0	2.8	4.8
Taiwan	4.5	—	4.5
Russia	1.1	3.2	4.3
South Africa	1.2	2.0	3.2
South Korea	2.4	—	2.4
Colombia	—	2.1	2.1
Indonesia	.2	1.9	2.1
United Kingdom*	1.5	—	1.5
Chile	.9	.6	1.5
Turkey	.3	1.1	1.4
	31.6%	43.3%	74.9%

*	Includes investments in companies listed in developed markets that have significant operations in emerging markets.

Capital Group Emerging Markets Total Opportunities Fund	3

U.S. dollar-denominated sovereign bonds issued by Argentina, Venezuela and Mexico. In the corporate bond segment, holdings in the energy sector were bolstered by stabilizing oil prices, including those issued by Petrobras, Brazil’s state-owned oil producer; YPF, an Argentina-based energy company; and Pemex, the Mexican state-owned oil company.

The fund’s managers have been drawn to attractive opportunities across Latin America in recent years. Holdings in the region have moved up from 19% at the end of 2014 to more than 30% at the end of this fiscal year. The fund’s exposure has grown primarily through fixed income investments. In the region, Brazilian and Argentinian debt have been high priorities and strong contributors to return this year. On the equity side, shares of Cemex helped results, as the Mexican cement maker posted its first annual profit since 2009 on stronger U.S. sales and made headway on cost-cutting efforts. In Brazil, top contributors included miner Vale, which was aided by a rebound in iron ore prices, and Hypermarcas, a consumer goods company. MercadoLibre, an Argentine online marketplace, also contributed to results.

In Asia, a number of equity holdings helped results. Minth Group, a Hong Kong–listed auto parts manufacturer, was the fund’s single biggest equity contributor. It surged on solid 2015 financial results, development of its aluminum business and expanded footprint beyond the Chinese market. TSMC, a Taiwan-based manufacturer of chips used in electronic devices, was lifted by Apple’s release of the iPhone 7. Naspers, a South Africa–based media firm, was helped by its valuable ownership stake in Tencent, one of China’s leading internet companies. In the gaming industry, both Sands China and Wynn Macau contributed, as they posted solid results and opened new properties in Macau.

The materials sector was the top equity sector overall for the fund. Lonmin, a producer of platinum-group metals, contributed positively to results. Shares of gold miner Newcrest Mining were up solidly, benefiting from a persistently weak Australian dollar and a sharp increase in gold prices.

On a sector basis, energy holdings overall did not benefit from the oil rebound and the industrials holdings were off. On a regional basis, investments in U.S.-listed companies and Chinese companies were the biggest detractors. Among individual holdings, Chinese seller of electrical distribution equipment Boer Power Holdings was harmed by allegations of inflated profit numbers. Shares of waste-to-energy treatment firm China Everbright International declined. Both stock and bond holdings in oil producer Cobalt International Energy hurt results. The fund’s cash position was utilized to help mitigate volatility, as the managers believed that alternative low-risk securities within the emerging markets universe, namely U.S. dollar-denominated investment-grade securities, were not attractively valued, trading at historically low yields. In a positive environment for risk assets, cash was not beneficial to results.

Outlook

The backdrop for emerging markets has become more supportive. Uncertainties across pressure points have receded, with commodity prices up, emerging markets currencies rebounding, global economic growth finding its footing, and central banks continuing to be accommodative.

Emerging markets securities have become less exotic and more investable. Yet, we anticipate that wide variations in economic circumstances, and progress with reform and political change, will result in return differences across financial instruments and individual countries.

The portfolio continues to be enhanced by the breadth of opportunities in the emerging markets universe. It takes a highly selective approach and is tilted toward fixed income investments.

China’s economic growth is stabilizing at solid levels. Policymakers are aware of the challenges for financials and old-line cyclical industries, and remedial efforts will likely be slow and steady. After a protracted period of poor results, emerging markets have significant potential. Growing investor interest, attractive valuations, better growth and an improvement in earnings could be a powerful combination for emerging markets to deliver on their long-term promise.

Management update

Portfolio manager Dave Holstein will be retiring from Capital Group in January of 2017. We thank Dave for his many years of service to Capital Group and for his leadership on this fund. Steven G. Backes and Ric Torres have been named as portfolio managers. Steve Backes is a fixed income investment analyst covering emerging markets debt. He has 23 years of investment experience and has been with Capital Group for nine years. Ric Torres is a portfolio manager and an equity investment analyst with research responsibilities across Latin American banks, industrials, transportation and real estate companies. He has 24 years of investment experience, all with Capital Group. Steve and Ric join portfolio managers Laurentius Harrer, Luis Freitas de Oliveira and Shaw Wagener, who have been with the fund since its inception. We wish Steve and Ric well.

We continue to believe that the emerging markets universe offers a wide range of compelling long-term investment opportunities. We look forward to reporting to you again in six months.

Sincerely,

John S. Armour

President

December 16, 2016

4	Capital Group Emerging Markets Total Opportunities Fund

The value of a $25,000 investment

How a $25,0001 investment has grown

(for the period January 27, 2012, to October 31, 2016, with all distributions reinvested)

Average annual total returns based on a $1,000 investment (periods ended October 31, 2016)

1 year	Lifetime (since 1/27/12)

6.55%	0.33%

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

[1]	The minimum initial investment for the fund is $25,000.
[2]	The market indexes are unmanaged and, therefore, have no expenses.
[3]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25% and 25%, respectively. This assumes the blend is rebalanced monthly.
[4]	Results are calculated with all distributions, if any, reinvested.
[5]	The date the fund began operations, January 27, 2012.

Fund results shown are for past results and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 266-9532.

Capital Group Emerging Markets Total Opportunities Fund	5

Investment portfolio October 31, 2016

Sector diversification

		Bonds, notes & other
	Equity securities	debt instruments	Percent of net assets
Government	—%	41.5%	41.5%
Energy	2.8	5.8	8.6
Consumer discretionary	7.8	.5	8.3
Information technology	7.5	.3	7.8
Industrials	4.9	.6	5.5
Financials	4.6	.6	5.2
Materials	3.4	.9	4.3
Consumer staples	3.4	.1	3.5
Telecommunication services	2.2	1.3	3.5
Health care	3.0	—	3.0
Utilities	1.6	.5	2.1
Real estate	.1	—	.1
	41.3%	52.1%	93.4

Short-term securities			7.3
Other assets less liabilities			(.7)
Net assets			100.0%

Bonds & notes 50.7%	Principal amount (000)		Value (000)
Latin America 28.5%
Argentina 7.4%
Argentina Republic:
Series 07X, 7.00% 2017		$636	$649
22.75% 2018	ARS	6,865	466
21.20% 2018		11,245	766
6.875% 2021		$245	266
6.875% 2021[1]		2,200	2,386
18.20% 2021	ARS	13,840	964
16.00% 2023		1,888	126
8.75% 2024[2]		$630	732
15.50% 2026	ARS	9,525	635
7.50% 2026[1]		$1,600	1,752
6.625% 2028[1]		150	155
8.28% 2033[2]		1,030	1,161
3.00% 2035[3]		4,580	489
7.625% 2046[1]		820	897
Buenos Aires (City of) 8.95% 2021[1,2]		300	340
YPF SA:
8.75% 2024[2]		88	97
8.50% 2025		650	710
8.50% 2025[1]		1,180	1,289
			13,880

Brazil 8.5%
Brazil (Federative Republic of) Global, Series B, 6.00% 2017		1,380	1,396

6	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Latin America (continued)
Brazil (continued)
Brazil (Federative Republic of):
Series F, 10.00% 2018	BRL	—	$147
12.863% 2018		6	1,564
Series B, 6.00% 2018[4]		—	73
Series F, 10.00% 2019		—	52
4.875% 2021		$475	504
Series B, 6.00% 2022[4]	BRL	1	812
Series B, 6.00% 2024[4]		1	904
Series F, 10.00% 2025		7	2,154
Series F, 10.00% 2027		2	678
Series B, 6.00% 2050[4]		3	2,965
Series B, 6.00% 2055[4]		1	1,275
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[1,2]		$595	126
Petrobras Global Finance Co.:
5.875% 2022		€230	266
6.25% 2024		$839	830
8.75% 2026		165	186
6.85% 2115		925	793
Petrobras International Finance Co. 5.375% 2021		120	119
Vale Overseas Ltd.:
6.25% 2026		260	280
6.875% 2036		390	395
6.875% 2039		450	447
			15,966

Chile 0.6%
Chile (Banco Central de):
3.00% 2018[4]	CLP	7	288
3.00% 2022[4]		1	44
3.00% 2023[4]		6	245
Chile (Republic of) 1.50% 2021[4]		7	285
Corporación Nacional del Cobre de Chile 4.50% 2025		$200	209
Emgesa SA ESP 8.75% 2021	COP	125,000	42
Enersis Américas SA 4.00% 2026		$85	85
			1,198

Colombia 2.1%
Colombia (Republic of):
7.375% 2017		1,965	1,994
Series B, 10.00% 2024	COP	225,000	88
Series B, 6.00% 2028		1,558,000	464
Series B, 7.75% 2030		780,000	267
Series UVR, 3.00% 2033[4]		1,794,633	564
Ecopetrol SA:
5.875% 2023		$215	231
5.375% 2026		400	405
			4,013

Dominican Republic 0.7%
Dominican Republic:
5.50% 2025[1]		698	714
6.875% 2026[1]		100	110
7.45% 2044		210	233
6.85% 2045		250	261
			1,318

Capital Group Emerging Markets Total Opportunities Fund	7

Bonds & notes (continued)	Principal amount (000)		Value (000)
Latin America (continued)
Mexico 8.1%
Comision Federal de Electricidad:
Series 2014-2, 7.35% 2025	MXN	25	$124
6.125% 2045[1]		$200	212
Elementia SAB de CV 5.50% 2025[1]		200	205
Mexican Bonos 7.75% 2034	MXN	234	1,374
Petroleos Mexicanos:
3.50% 2020		$1,145	1,152
6.375% 2021[1]		200	219
4.875% 2024		120	121
4.50% 2026		1,212	1,174
7.47% 2026	MXN	66	310
5.625% 2046		$655	569
Red de Carreteras de Occidente 9.00% 2028[2]	MXN	10,500	557
United Mexican States:
Series M, 8.00% 2020		9	51
2.50% 2020[4]		157	831
Series M, 6.50% 2021		484	2,620
4.00% 2023		$200	210
Series M20, 10.00% 2024	MXN	284	1,871
4.50% 2025[4]		14	82
Series M, 5.75% 2026		260	1,329
6.05% 2040		$266	317
4.00% 2040[4]	MXN	130	757
5.55% 2045		$100	112
4.60% 2046		939	922
Urbi Desarrollos Urbanos, SA de CV:
8.50% 2016[5]		1,425	23
8.50% 2016[1,5]		560	9
9.50% 2020[5]		2,400	38
9.50% 2020[1,5]		230	4
9.75% 2022[5]		990	16
9.75% 2022[1,5]		1,655	27
			15,236

Panama 0.2%
ENA Norte Trust:
4.95% 2023[2]		215	224
4.95% 2023[1,2]		202	212
			436

Peru 0.3%
Banco de Crédito del Perú 6.875% 2026[3]		525	600

Venezuela 0.6%
Venezuela (Bolivarian Republic of):
12.75% 2022[2]		150	88
8.25% 2024		445	198
7.65% 2025		170	74
11.75% 2026		270	151
9.25% 2027		675	342
9.25% 2028		80	37
11.95% 2031[2]		385	214
9.375% 2034		60	28
7.00% 2038		85	36
			1,168

Total Latin America			53,815

8	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Asia-Pacific 8.9%
Hong Kong 0.3%
Wynn Macau, Ltd. 5.25% 2021[1]		$550	$555

India 5.3%
India (Republic of):
8.83% 2023	INR	207,700	3,432
8.40% 2024		5,100	83
9.15% 2024		113,200	1,911
8.60% 2028		214,700	3,581
9.20% 2030		52,300	919
			9,926

Indonesia 1.9%
Indonesia (Republic of):
3.75% 2022		$300	312
Series 70, 8.375% 2024	IDR	1,750,000	143
4.125% 2025[1]		$925	973
4.75% 2026[1]		200	218
3.75% 2028		€890	1,050
Series 68, 8.375% 2034	IDR	10,130,000	816
			3,512

Malaysia 0.5%
Malaysia (Federation of), Series 0615, 4.786% 2035	MYR	4,000	1,002

Pakistan 0.9%
Pakistan (Republic of):
6.875% 2017		$500	510
5.50% 2021[1]		1,200	1,226
			1,736

Total Asia-Pacific			16,731

Eastern Europe and Middle East 6.5%
Greece 0.1%
Greece (Hellenic Republic of):
3.375% 2017		€100	108
3.00% 2023[6]		4	3
3.00% 2024[6]		4	3
3.00% 2025[6]		4	3
3.00% 2026[6]		4	3
3.00% 2027[6]		4	3
3.00% 2028[6]		4	3
3.00% 2029[6]		4	3
3.00% 2030[6]		4	3
3.00% 2031[6]		4	3
3.00% 2032[6]		4	3
3.00% 2033[6]		4	3
3.00% 2034[6]		4	3
3.00% 2035[6]		4	3
3.00% 2036[6]		4	3
3.00% 2037[6]		4	3
3.00% 2038[6]		4	3
3.00% 2039[6]		4	2
3.00% 2040[6]		4	2
3.00% 2041[6]		4	2
3.00% 2042[6]		4	2
			164

Capital Group Emerging Markets Total Opportunities Fund	9

Bonds & notes (continued)	Principal amount (000)		Value (000)
Eastern Europe and Middle East (continued)
Hungary 1.0%
Hungary:
4.125% 2018		$180	$186
4.00% 2019		104	109
6.25% 2020		205	230
5.75% 2023		1,220	1,425
			1,950

Poland 0.3%
Poland (Republic of):
Series 0922, 5.75% 2022	PLN	1,610	478
Series 0726, 2.50% 2026		335	81
			559

Qatar 0.1%
Qatar Government International Bond 3.25% 2026		$200	203

Russia 2.8%
Russian Federation:
7.50% 2018	RUB	37,800	591
7.60% 2021		124,300	1,889
7.50% 2021		92,000	1,392
7.00% 2023		102,400	1,504
			5,376

Arabia 0.5%
Saudi Arabia (Kingdom of) 3.25% 2026[1]		$1,000	987

Slovenia 0.4%
Slovenia (Republic of) 4.125% 2019		670	704

Turkey 1.1%
Turkey (Republic of):
7.00% 2020		90	99
2.00% 2022[4]	TRY	274	87
5.75% 2024		$200	213
9.00% 2024	TRY	2,130	661
10.60% 2026		130	44
4.25% 2026		$1,000	960
			2,064

United Arab Emirates 0.2%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.125% 2017		300	303

Total Eastern Europe and Middle East			12,310

Africa 3.6%
Cameroon 0.1%
Cameroon (Republic of) 9.50% 2025[2]		200	223

Ethiopia 0.3%
Ethiopia (Federal Democratic Republic of) 6.625% 2024[1]		610	579

Gabon 0.1%
Gabonese Republic 6.95% 2025		200	185

Ghana 0.5%
Ghana (Republic of):
24.50% 2019	GHS	165	44

10	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Africa (continued)
Ghana (continued)
24.00% 2019	GHS	315	$83
21.00% 2020		1,070	274
24.75% 2021		1,910	562
Ghana Government Bond 24.75% 2021		60	18
			981

Kenya 0.4%
Kenya (Republic of):
6.875% 2024		$200	200
6.875% 2024[1]		525	526
			726

South Africa 2.0%
Myriad International Holdings BV 5.50% 2025[1]		250	266
South Africa (Republic of):
Series R-2023, 7.75% 2023	ZAR	23,255	1,673
Series R-186, 10.50% 2026		1,330	109
Series R-209, 6.25% 2036		21,267	1,149
Series R-2048, 8.75% 2048		8,100	561
			3,758

Zambia 0.2%
Zambia (Republic of) 5.375% 2022		$450	393

Total Africa			6,845

Other markets 3.2%
Canada 0.2%
First Quantum Minerals Ltd. 7.25% 2022[1]		400	380

Jamaica 0.6%
Digicel Group Ltd.:
8.25% 2020		800	711
8.25% 2020[1]		400	355
6.00% 2021		200	180
			1,246

Netherlands 0.1%
IHS Netherlands Holdco BV 9.50% 2021[1]		200	208

Sweden 0.3%
Millicom International Cellular SA:
6.625% 2021		200	210
6.625% 2021[1]		275	289
			499

United States of America 2.0%
AES Corp. 6.00% 2026		190	196
Ensco PLC 5.20% 2025		985	807
Philip Morris International Inc. 1.25% 2017		235	235
Trilogy International Partners, LLC 13.375% 2019[1]		462	462
U.S. Treasury Note 1.625% 2019		1,990	2,026
			3,726

Total other markets			6,059

Total bonds & notes (cost: $100,966,000)			95,760

Capital Group Emerging Markets Total Opportunities Fund	11

Convertible bonds 1.4%	Principal amount (000)		Value (000)
Eastern Europe and Middle East 0.6%
Oman 0.1%
bank muscat (SAOG), convertible notes:
3.50% 2018	OMR	101	$25
4.50% 2017		139	40
			65

Russia 0.3%
Yandex NV, convertible notes, 1.125% 2018		$618	594

Spain 0.2%
Banco Bilbao Vizcaya Argentaria, SA, contingent convertible notes, 7.00% 2019[3]		€400	426

Total Eastern Europe and Middle East			1,085

Other markets 0.8%
United States of America 0.8%
Cobalt International Energy, Inc., convertible notes:
2.625% 2019		$332	155
3.125% 2024		2,051	692
Weatherford International PLC, convertible notes, 5.875% 2021		619	658

Total other markets			1,505

Total convertible bonds (cost: $3,101,000)			2,590

Common stocks 41.0%		Shares
Asia-Pacific 21.2%
China 5.5%
Alibaba Group Holding Ltd. (ADR)[7]		3,300	336
Beijing Enterprises Holdings Ltd. (Hong Kong)		106,000	530
Boer Power Holdings Ltd. (Hong Kong)		567,000	227
China Everbright International Ltd. (Hong Kong)		1,242,000	1,489
China Mengniu Dairy Co. (Hong Kong)		163,306	310
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)		78,000	282
EVA Precision Industrial Holdings Ltd. (Hong Kong)		3,224,000	353
Haitian International Holdings Ltd. (Hong Kong)		579,000	1,195
Hilong Holding Ltd. (Hong Kong)		1,476,000	354
Minth Group Ltd. (Hong Kong)		606,700	2,159
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)		695,000	2,137
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. (Hong Kong)		138,000	130
Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)		364,900	941
			10,443

Hong Kong 3.5%
AIA Group Ltd.		225,200	1,422
Cheung Kong Property Holdings Ltd.		19,000	141
Chow Sang Sang Holdings International Ltd.		538,000	950
Sands China Ltd.		518,000	2,254
Wynn Macau, Ltd.		1,238,400	1,900
			6,667

12	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
Asia-Pacific (continued)
India 4.5%
Bharti Airtel Ltd.	473,064	$2,258
Blue Dart Express Ltd.	5,649	435
Godrej Consumer Products Ltd.	11,500	276
ICICI Bank Ltd.	128,294	532
Info Edge (India) Ltd.	60,627	819
Infosys Ltd.	46,843	703
Lupin Ltd.	57,901	1,316
Steel Authority of India Ltd.[7]	967,257	750
Sun Pharmaceutical Industries Ltd.	42,733	479
Tech Mahindra Ltd.	97,864	644
Torrent Power Ltd.	132,069	343
		8,555

Indonesia 0.2%
Astra International Tbk PT	359,400	226
Matahari Department Store Tbk PT	144,700	200
		426

Malaysia 0.3%
Bumi Armada Bhd.	990,200	167
IJM Corp. Bhd.	450,300	354
		521

Singapore 0.2%
KrisEnergy Ltd.[7]	1,272,320	137
Singapore Telecommunications Ltd.	86,800	242
		379

South Korea 2.4%
Hankook Tire Co., Ltd.	4,749	229
Hyundai Motor Co.	12,141	1,486
Orion Corp.	313	196
Samsung Electronics Co., Ltd.	814	1,166
Shinhan Financial Group Co., Ltd.	37,377	1,432
		4,509

Taiwan 4.5%
AirTAC International Group	96,754	771
ASUSTeK Computer Inc.	32,820	287
CTCI Corp.	448,000	658
Delta Electronics, Inc.	362,781	1,914
Ginko International Co., Ltd.	65,000	607
Taiwan Cement Corp.	60,000	72
Taiwan Semiconductor Manufacturing Co., Ltd.	687,000	4,104
		8,413

Thailand 0.1%
Bangkok Bank PCL, nonvoting depository receipt	18,500	84

Total Asia-Pacific		39,997

Latin America 4.5%
Argentina 0.3%
YPF SA, Class D (ADR)	35,800	636

Capital Group Emerging Markets Total Opportunities Fund	13

Common stocks (continued)	Shares	Value (000)
Latin America (continued)
Brazil 1.0%
Hypermarcas SA, ordinary nominative	85,200	$714
Vale SA, Class A, preferred nominative (ADR)[7]	167,700	1,080
		1,794

Chile 0.9%
Enersis Americas SA (ADR)	55,400	480
Enersis Chile SA (ADR)	55,400	275
Inversiones La Construcción SA	68,977	844
		1,599

Mexico 2.3%
América Móvil, SAB de CV, Series L (ADR)	110,100	1,447
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[7]	188,655	1,638
Fibra Uno Administración, SA de CV	70,700	135
Grupo Comercial Chedraui, SAB de CV, Class B	87,100	194
Grupo Sanborns, SAB de CV, Series B1	380,200	474
Impulsora del Desarrollo y el Empleo en America Latina, SA de CV, Series B1[7]	374,800	511
		4,399

Total Latin America		8,428

Eastern Europe and Middle East 2.8%
Greece 0.2%
Titan Cement Co. SA	13,006	302

Oman 0.1%
bank muscat SAOG	208,435	224

Russia 1.1%
Alrosa PJSC	584,062	816
Global Ports Investments PLC (GDR)[7]	111,647	334
Globaltrans Investment PLC (GDR)	37,548	182
MegaFon PJSC (GDR)	23,102	220
Yandex NV, Class A7	29,400	579
		2,131

Turkey 0.2%
Akbank TAS	176,742	472

United Arab Emirates 1.2%
DP World Ltd.	58,323	1,047
First Gulf Bank PJSC, non-registered shares	195,046	611
Union National Bank PJSC	521,974	557
		2,215

Total Eastern Europe and Middle East		5,344

Africa 1.2%
South Africa 1.2%
Discovery Ltd.	56,733	485
Naspers Ltd., Class N	10,776	1,806

Total Africa		2,291

14	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
Other markets 6.3%
Australia 0.5%
Newcrest Mining Ltd.	53,471	$918

Canada 0.3%
First Quantum Minerals Ltd.	46,400	441

Denmark 0.5%
Carlsberg A/S, Class B	10,812	975

France 0.1%
Edenred SA	8,451	196

Italy 0.3%
Tenaris SA (ADR)	20,643	582

Netherlands 0.4%
Unilever NV, depository receipts	17,646	739

Norway 0.4%
BW LPG Ltd.	233,548	754

Switzerland 0.3%
Dufry AG7	4,737	576

United Kingdom 1.5%
British American Tobacco PLC	22,700	1,304
PZ Cussons PLC	188,200	771
Tullow Oil PLC[7]	77,700	252
Unilever PLC	12,000	502
		2,829

United States of America 2.0%
AES Corp.	161,000	1,895
Cobalt International Energy, Inc.[7]	120,300	114
Cognizant Technology Solutions Corp., Class A7	5,500	282
Ensco PLC, Class A	28,300	221
MercadoLibre, Inc.	7,500	1,260
		3,772

Total other markets		11,782

Miscellaneous 5.0%
Other common stocks in initial period of acquisition		9,490

Total common stocks (cost: $82,335,000)		77,332

Preferred securities 0.2%
Asia-Pacific 0.2%
India 0.2%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expire 2022	2,889,148	413

Total preferred securities (cost: $393,000)		413

Capital Group Emerging Markets Total Opportunities Fund	15

Warrants 0.1%	Shares		Value (000)
Eastern Europe and Middle East 0.1%
Saudi Arabia 0.1%
Savola Group Co., warrants, expire 2017[1]		22,500	$188

Total warrants (cost: $346,000)			188

Rights 0.0%
Miscellaneous 0.0%
Other rights in initial period of acquisition			11

Total rights (cost: $10,000)			11

Short-term securities 7.3%	Principal amount (000)
Commercial paper 2.3%
BNP Paribas SA 0.29% due 11/1/2016		$2,100	2,100
Fairway Finance Corp. 0.45% due 11/9/2016[1]		2,200	2,200
			4,300

Discount notes 4.4%
Federal Home Loan Bank 0.29%-0.305% due 11/7/2016–11/16/2016		8,300	8,299

Foreign government treasury bills 0.6%
Argentina (Central Bank of) 23.398%-25.603% due 11/23/2016–1/25/2017	ARS	15,655	995
Brazil (Federative Republic of) 13.487% due 1/1/2017	BRL	1	196
			1,191

Total short-term securities (cost: $13,803,000)			13,790
Total investment securities 100.7% (cost: $200,954,000)			190,084
Other assets less liabilities (.7)%			(1,415)

Net assets 100.0%			$188,669

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

16	Capital Group Emerging Markets Total Opportunities Fund

Forward currency contracts

The fund has entered into the over-the-counter (“OTC”) forward currency contracts as shown in the following table. The average month-end notional amount of open OTC forward currency contracts while held was $19,134,000.

					Unrealized
					(depreciation)
			Notional amount		appreciation
			Receive	Deliver	at 10/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Brazilian reais	11/17/2016	JPMorgan Chase	$1,129	BRL3,647	$(8)
British pounds	11/16/2016	JPMorgan Chase	$46	£38	— [8]
British pounds	11/23/2016	Credit Suisse First Boston	$852	£697	(2)
Chinese yuan renminbi offshore	11/21/2016	Citibank N.A.	$2,817	CNH19,054	10
Euros	11/18/2016	Credit Suisse First Boston	$240	€219	— [8]
Indian rupees	11/21/2016	Citibank N.A.	$2,254	INR151,032	(1)
Mexican pesos	11/17/2016	JPMorgan Chase	$378	MXN7,196	(2)
Mexican pesos	11/25/2016	Citibank N.A.	$681	MXN13,209	(16)
New Taiwan dollars	11/14/2016	Bank of America	$3,183	NT$100,873	(14)
South Korean won	11/21/2016	JPMorgan Chase	$300	KRW337,656	5
					$(28)

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $18,069,000, which represented 9.58% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]	Index-linked bond whose principal amount moves with a government retail price index.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Step bond; coupon rate will increase at a later date.
[7]	Security did not produce income during the last 12 months.
[8]	Amount less than one thousand.

Key to abbreviations and symbols:

ADR — American Depositary Receipts

ARS — Argentine pesos

BRL — Brazilian reais

£ — British pounds

CLP — Chilean pesos

CNH — Chinese Yuan Renminbi Offshore

COP — Colombian pesos

€ — Euros

GHS — Ghanaian cedi

GDR — Global Depositary Receipts

INR — Indian rupees

IDR — Indonesian rupiah

MYR — Malaysian ringgits

MXN — Mexican pesos

NT$ — NewTaiwan dollars

OMR — Omani rials

PLN — Polish zloty

RUB — Russian rubles

ZAR — South African rand

KRW — South Korean won

TRY — Turkish lira

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	17

Financial statements

Statement of assets and liabilities at October 31, 2016	(dollars in thousands, except per-share amounts)

Assets:
Investment securities, at value (cost: $200,954)		$190,084
Cash		169
Cash denominated in non-U.S. currency (cost: $20)		20
Unrealized appreciation on open forward currency contracts		15
Receivables for:
Sales of investments	$197
Sales of fund’s shares	102
Dividends and interest	1,720
Non-U.S. taxes	2
Other	16	2,037
		192,325
Liabilities:
Unrealized depreciation on open forward currency contracts		43
Payables for:
Purchases of investments	392
Investment advisory services	165
Repurchases of fund’s shares	2,819
Non-U.S. taxes	112
Other accrued expenses	125	3,613
		3,656
Net assets at October 31, 2016:
Equivalent to $10.58 per share on 17,838,345 shares of $0.01 par value capital stock outstanding (unlimited authorized shares)		$188,669

Net assets consist of:
Capital paid in on shares of stock		$219,480
Undistributed net investment income		—
Accumulated net realized loss		(19,803)
Net unrealized depreciation		(11,008)
Net assets at October 31, 2016		$188,669

See Notes to Financial Statements

18	Capital Group Emerging Markets Total Opportunities Fund

Statement of operations for the year ended October 31, 2016	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. withholding tax of $69)	$7,178
Dividends (net of non-U.S. withholding tax of $114)	2,096	$9,274

Fees and expenses:
Investment advisory services	2,059
Custodian	68
Registration statement and prospectus	34
Auditing and legal	115
Reports to shareholders	14
Trustees’ compensation	30
Other	45
Total fees and expenses before reimbursement	2,365
Less investment advisory services reimbursement	101
Total fees and expenses after reimbursement		2,264
Net investment income		7,010

Net realized loss and unrealized appreciation:
Net realized loss on:
Investments (net of non-U.S. taxes of $113)	(18,505)
Forward currency contracts	(63)
Currency transactions	(18)	(18,586)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $112)	19,690
Forward currency contracts	(83)
Currency translations	4	19,611
Net realized loss and unrealized appreciation		1,025

Net increase in net assets resulting from operations		$8,035

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	19

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2016	2015

Operations:
Net investment income	$7,010	$9,618
Net realized loss	(18,586)	(17,449)
Net unrealized appreciation (depreciation)	19,611	(28,572)
Net increase (decrease) in net assets resulting from operations	8,035	(36,403)

Dividends and distributions paid to shareholders:
Dividends from net investment income	—	(1,556)
Distributions from net realized gain on investments	—	(2,461)
Total dividends and distributions paid to shareholders	—	(4,017)

Capital share transactions:
Proceeds from shares sold: 1,758,708 and 2,776,583 shares, respectively	17,243	29,660
Proceeds from shares issued in reinvestment of net investment income dividends: — and 354,594 shares, respectively	—	3,784
Cost of shares repurchased: 12,868,311 and 12,002,627 shares, respectively	(123,953)	(126,690)
Net decrease in net assets resulting from capital share transactions	(106,710)	(93,246)

Total decrease in net assets	(98,675)	(133,666)

Net assets:
Beginning of year	287,344	421,010
End of year (including undistributed net investment income: $— and $—, respectively)	$188,669	$287,344

See Notes to Financial Statements

20	Capital Group Emerging Markets Total Opportunities Fund

Notes to financial statements

1. Organization

Capital Group Emerging Markets Total Opportunities Fund (the “fund”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”).These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments on the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Guardian Trust Company (“CGTC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Capital Group Emerging Markets Total Opportunities Fund	21

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board of trustees and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment.

22	Capital Group Emerging Markets Total Opportunities Fund

For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2016 (dollars in thousands):

	Investment securities
	Level 1[1]	Level 2[2]	Level 3[2]	Total
Assets:
Bonds & notes:
Latin America	$—	$53,698	$117	$53,815
Asia-Pacific	—	16,731	—	16,731
Eastern Europe and Middle East	—	12,310	—	12,310
Africa	—	6,845	—	6,845
Other markets	—	6,059	—	6,059
Convertible bonds	—	2,590	—	2,590
Common stocks:
Asia-Pacific	39,997	—	—	39,997
Latin America	8,428	—	—	8,428
Eastern Europe and Middle East	5,344	—	—	5,344
Africa	2,291	—	—	2,291
Other markets	11,782	—	—	11,782
Miscellaneous	9,490	—	—	9,490
Preferred securities	413	—	—	413
Warrants	—	188	—	188
Rights	11	—	—	11
Short-term securities	—	13,790	—	13,790
Total	$77,756	$112,211	$117	$190,084

	Other investments[3]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$15	$—	$15
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(43)	—	(43)
Total	$—	$(28)	$—	$(28)

[1]	Investment securities with a market value of $53,891,000, which represented 28.56% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
[2]	Level 2 and Level 3 include investment securities with an aggregate value of $305,000, which represented 0.16% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of trustees.
[3]	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Capital Group Emerging Markets Total Opportunities Fund	23

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/ or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks maybe more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale or the reduced number and capacity of market participants to make a market in such holding.

24	Capital Group Emerging Markets Total Opportunities Fund

Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into OTC forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, forward currency contracts are valued and unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statements of changes in net assets.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset the financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2016 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Citibank N.A.	$10	$(10)	$—	$—	$—
JPMorgan Chase	5	(5)	—	—	—
Total	$15	$(15)	$—	$—	$—

Liabilities:
Bank of America	$14	$—	$—	$—	$14
Citibank N.A.	17	(10)	—	—	7
Credit Suisse First Boston	2	—	—	—	2
JPMorgan Chase	10	(5)	—	—	5
Total	$43	$(15)	$—	$—	$28

*	Non-cash collateral is shown on a settlement basis.

Capital Group Emerging Markets Total Opportunities Fund	25

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities, by state tax authorities and by tax authorities outside the U.S. for tax years before 2012, the year the fund commenced operations.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; short-term capital gains and losses; and cost of investments sold.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. No distributions were paid to shareholders during the year ended October 31, 2016. For the year ended October 31, 2015, the tax characters of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $1,556,000 and $2,461,000, respectively.

During the year ended October 31, 2016, the fund reclassified $7,010,000 from undistributed net investment income to accumulated net realized loss and $215,000 from capital paid in on shares of beneficial interest to accumulated net realized loss to align financial reporting with tax reporting.

As of October 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Capital loss carryforward*	$(18,728)
Gross unrealized appreciation on investment securities	15,734
Gross unrealized depreciation on investment securities	(27,692)
Net unrealized depreciation on investment securities	(11,958)
Cost of investment securities	202,042

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

26	Capital Group Emerging Markets Total Opportunities Fund

7. Fees and transactions with related parties

CGTC, the fund’s investment adviser, is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. (“CGC”).

Investment advisory services — The fund has an investment advisory and service agreement with CGTC that provides for monthly fees accrued daily. The fee is 1.00% of the average daily net assets of the fund.

Other reimbursement — CGTC has agreed to reimburse a portion of the fees and expenses of the fund. This reimbursement will be in effect through at least January 1, 2018. At its discretion, the adviser may elect to extend, modify or terminate the reimbursement. Fees and expenses in the statement of operations are presented gross of the reimbursement from CGTC. The amount reimbursed by CGTC is reflected as reimbursement of fees and expenses.

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CGC, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CGTC and AFD. No affiliated officers or trustees received any compensation directly from the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short term securities, of $94,150,000 and $162,222,000, respectively, during the year ended October 31, 2016.

Capital Group Emerging Markets Total Opportunities Fund	27

Financial highlights

					For the period 1/27/12[1]	For the period 1/1/12
		Year ended October 31			through	through	Year ended
	2016	2015	2014	2013	10/31/12[2,3]	1/26/12[2,3]	12/31/11[3]
Net asset value, beginning of period	$9.93	$11.13	$11.51	$11.58	$11.02	$10.45	$11.12
Income (loss) from investment operations[4]:
Net investment income	.34	.28	.29	.32	.35	.03	.52
Net realized and unrealized gain (loss) on investments	.31	(1.37)	(.46)	(.06)	.21	.54	(1.19)
Total from investment operations	.65	(1.09)	(.17)	.26	.56	.57	(.67)
Less dividends and distributions:
Dividends from net investment income	—	(.04)	(.21)	(.33)	—	—	—
Distributions from net realized gains	—	(.07)	—	—	—	—	—
Total dividends and distributions	—	(.11)	(.21)	(.33)	—	—	—
Net asset value, end of period	$10.58	$9.93	$11.13	$11.51	$11.58	$11.02	$10.45
Total return[5]	6.55%	(9.85)%	(1.50)%	2.19%	5.08%	5.45%	(6.03)%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$189	$287	$421	$604	$518	$387	$381
Ratio of expenses to average net assets before reimbursements/waivers	1.15%	1.12%	1.10%	1.10%	1.10%[6]	.05%[6]	.04%
Ratio of expenses to average net assets after reimbursements/waivers[5]	1.10%	1.10%	1.10%	1.10%	1.10%[6]	.05%[6]	.04%
Ratio of net investment income to average net assets[5]	3.41%	2.66%	2.52%	2.74%	4.11%[6]	3.95%[6]	4.78%
Portfolio turnover rate	51%	52%	56%	64%	42%	7%	60%[7]

[1]	The fund commenced operations as a Registered Investment Company on January 27, 2012.
[2]	Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
[3]	Capital Guardian Emerging Markets Total Opportunities Common Trust Fund (the Predecessor Fund) was reorganized into the Capital Group Emerging Markets Total Opportunities Fund effective January 27, 2012. In connection with the reorganization, the Predecessor Fund transferred all its assets and liabilities to the Capital Group Emerging Markets Total Opportunities Fund and changed its fiscal year-end from December 31 to October 31.
[4]	The per-share data is based on average shares outstanding.
[5]	This row reflects the impact, if any, of certain reimbursements/waivers from CGTC. For the years ended October 31, 2015, and October 31, 2016, CGTC reimbursed other fees and expenses.
[6]	Annualized.
[7]	Unaudited.

See Notes to Financial Statements

28	Capital Group Emerging Markets Total Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Group Emerging Markets Total Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Capital Group Emerging Markets Total Opportunities Fund (the “Fund”), including the investment portfolio, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the period from January 27, 2012 (commencement of operations) to October 31, 2012, and the period from January 1, 2012 to January 26, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2011, were audited by other auditors whose reports, dated March 5, 2012, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Group Emerging Markets Total Opportunities Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the period from January 27, 2012 (commencement of operations) to October 31, 2012, and the period from January 1, 2012 to January 26, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 16, 2016

Capital Group Emerging Markets Total Opportunities Fund	29

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	5/1/2016	10/31/2016	period*	ratio
Actual return	$1,000.00	$1,044.43	$5.65	1.10%
Hypothetical 5% return before expenses	1,000.00	1,019.66	5.58	1.10

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the current period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2016:

Foreign taxes	$0.02 per share
Foreign source income	$0.51 per share

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in February 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

30	Capital Group Emerging Markets Total Opportunities Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios overseen by trustee		Other directorships[3] held by trustee
Joseph C. Berenato, 1946	2015	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	[4]	Ducommun Incorporated
Richard G. Capen, Jr., 1934	2011	Corporate director and author	10		None
Vanessa C. L. Chang, 1952	2015	Director, EL & EL Investments (real estate)	17	[4]	Edison International; Sykes Enterprises; Transocean, Ltd.
H. Frederick Christie, 1933	2011	Private investor	10		None
Richard G. Newman, 1934 Chairman of the Board (Independent and Non-Executive)	2011	Founder and Chairman Emeritus, AECOM Technology Corporation (global engineering, consulting and professional technical services)	10		None

Interested trustee5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios overseen by trustee	Other directorships[3] held by trustee
Paul F. Roye, 1953 Vice Chairman of the Board	2011	Director, Capital Research and Management Company;[7] Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company[6]	11	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling your relationship manager at (800) 266-9532. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Capital Group Emerging Markets Total Opportunities Fund	31

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
John S. Armour, 1957 President	2013	Senior Vice President, Capital Guardian Trust Company; President — Private Client Services Division, Capital Bank and Trust Company
Laurentius Harrrer, 1965 Senior Vice President	2016	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[7] Partner — Fixed Income Investors, Capital Guardian Trust Company; Partner — Fixed Income Investors, Capital Research and Management Company[7]
Shaw B. Wagener, 1959 Senior Vice President	2016	Chairman of the Board, Capital Group International, Inc.;[7] Chairman of the Board, Capital International, Inc.; Director, Capital Group Private Markets, Inc.;[7] Partner — Capital International Investors, Capital Research and Management Company[7]
Timothy W. McHale, 1978 Vice President	2011	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company;[7] Secretary, American Funds Distributors, Inc.[7]
Courtney R. Taylor, 1975 Secretary	2011	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company[7]
Gregory F. Niland, 1971 Treasurer	2014	Vice President — Investment Operations, Capital Research and Management Company[7]
Susan K. Countess, 1966 Assistant Secretary	2012	Associate — Fund Business Management Group, Capital Research and Management Company[7]
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company[7]

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than the fund or other funds managed by Capital Guardian Trust Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.
[4]	Funds managed by Capital Guardian Trust Company or its affiliates.
[5]	The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the Investment Company Act of 1940, on the basis of his or her affiliation with the fund’s investment adviser, Capital Guardian Trust Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed are officers of one or more of the other funds for which Capital Guardian Trust Company serves as investment adviser.
[7]	Company affiliated with Capital Guardian Trust Company.

32	Capital Group Emerging Markets Total Opportunities Fund

Office of the fund and of the investment adviser

Capital Guardian Trust Company

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

J.P. Morgan Investor Services Company
One Beacon Street
Boston, MA 02108

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue
Twenty-second Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from Capital Guardian Trust Company by calling (800) 266-9532 and should be read carefully before investing.

Capital Group Emerging Markets Total Opportunities Fund files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website (www.sec.gov). You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling your relationship manager at (800) 266-9532.

The proxy voting procedures and policies of Capital Group Emerging Markets Total Opportunities Fund — which describe how we vote proxies relating to portfolio securities — are available upon request by calling your relationship manager at (800) 266-9532. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC website or by calling your relationship manager.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$40,000
2016	$59,000

b) Audit-Related Fees:
2015	None
2016	None

c) Tax Fees:
2015	$10,000
2016	$12,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:

2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$323,000
2016	$78,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
Not Applicable

d) All Other Fees:
Not Applicable

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $415,000 for fiscal year 2015 and $163,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUND

By _/s/_John S. Armour_____________________
John S. Armour, President and Principal Executive Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _/s/_John S. Armour_____________________
John S. Armour, President and Principal Executive Officer

Date: December 27, 2016

By _/s/_Gregory F. Niland_____________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 27, 2016